                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 5, 2004

                            WEIRTON STEEL CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         1-10244                                          06-1075442
(Commission File Number)                   (I.R.S. Employer Identification No.)

         400 Three Springs Drive
         Weirton, West Virginia                          26062-4989
(Address of Principal Executive Offices)                 (Zip Code)


                                  304-797-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


    On April 5, 2004, Weirton Steel Corporation (the "Company") filed its December 31, 2003 Consolidated Financial Statements and Notes with the United States Bankruptcy Court for the Northern District of West Virginia in the Company's case under Chapter 11 of the Bankruptcy Code ( No. 03-1802). The financial statements and notes, together with the report and consent of the Company's independent accountants relating to them, are filed as exhibits to this Report on Form 8-K.


EXHIBIT:

99.1 The December 31, 2003 Audited Consolidated Financial Statements and Notes of Weirton Steel Corporation.

99.2    Consent of KPMG LLP, Independent Public Accountants.



    Certain statements in this Report (including the Exhibit hereto) are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company from time to time makes forward-looking statements in reports filed with the Securities and Exchange Commission. These forward-looking statements may extend to matters such as projected levels of sales, shipments and income, cash flows, pricing trends, anticipated cost-reductions, product mix, anticipated capital expenditures and other future plans and strategies.

    As permitted by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying in this Report important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements. These factors include, but are not necessarily limited to:

    Bankruptcy factors:

     o    our ability to continue as a going concern;

     o our ability to operate pursuant to the terms of our debtor-in-possession financing facility;

     o our ability to obtain Court approval with respect to motions in the Chapter 11 proceeding from time to time;

     o our ability to develop, negotiate, prosecute, confirm and consummate one or more plans of reorganization with respect to our Chapter 11 case;

     o risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period that we have to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert our case to a Chapter 7 case;

     o our ability to obtain and maintain satisfactory terms with vendors and service providers;

     o    our ability to maintain contracts that are critical to our operations;

     o our ability to maintain the services of managers and other key employees;

     o the potential adverse impact of the Chapter 11 case on our liquidity or results of operations; and

     o    our ability to develop, fund and execute our revised business plan.

    General factors:

     o employment matters, including costs and uncertainties associated with the Company's collective bargaining agreements and employee post employment and retirement obligations;

     o the high capital requirements associated with integrated steel facilities;

     o availability, prices and terms associated with raw materials, supplies, utilities and other services and items required by the Company's operations;

     o the sensitivity of the Company's results to relatively small changes in the prices it obtains for its products;

     o intense competition due to excess global steel capacity, low-cost domestic steel producers, imports (especially unfairly-traded imports) and substitute materials;

     o whether the Company will continue to operate under its current organizational structure;

     o the effects of major steel industry consolidation and how it will relate to the Company;

     o changes in customer spending patterns, supplier choices and demand for steel products;

     o the effect of planned and unplanned outages on the Company's operations;

     o the potential impact of strikes or work stoppages at facilities of the Company's customers and suppliers;

     o    the consolidation of many of the Company's customers and suppliers;

     o the significant costs associated with environmental controls and remediation expenditures and the uncertainty of future environmental control requirements;

     o    the effect of possible future closure or exit of businesses; and

     o the effect of existing and possible future lawsuits filed against the Company.

    Any forward-looking statements are based on information available to the Company as of the date of this Report. The Company does not undertake to update any forward-looking statements that may be made from time to time by the Company or its representatives.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2004
WEIRTON STEEL CORPORATION





                                        By:   /s/ Mark E. Kaplan
                                              -----------------------------

                                                      President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit No.                           Description
-----------                           -----------

  99.1 The December 31, 2003 Audited Consolidated Financial Statements and Notes of Weirton Steel Corporation.

  99.2      Consent of KPMG LLP, Independent Public Accountants.